SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------

                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                           -----------------------

      Date of Report (Date of earliest event reported):  May 14, 2002


                              THE KRYSTAL COMPANY
         ------------------------------------------------------------
        (Exact  name  of  registrant  as  specified  in  its  charter)



       Tennessee                000-20040                62-0264140
    --------------        ---------------------      --------------------
    (State of             (Commission File No.)      (IRS Employer
    incorporation)                                   Identification No.)



                One Union Square, Chattanooga, Tennessee 37402
         -----------------------------------------------------------
         (Address of principal executive offices, including zip code)



                                (423) 757-1550
             ----------------------------------------------------
             (Registrant's telephone number, including area code)
















Item 4.  Changes in Registrant's Certifying Accountant

On May 14, 2002, the Board of Directors of The Krystal Company (the "Company"), upon the recommendation of its Audit Committee, decided not to renew its engagement of Arthur Andersen LLP ("Andersen") as the Company's auditors and engaged Ernst & Young LLP to serve as the Company's auditors for fiscal year 2002.

Andersen's reports on the Company's consolidated financial statements for each of the years ended December 31, 2000 and December 30, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2000 and December 30, 2001 and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in connection with its report on the Company's consolidated financial statements for such years; and there were no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Andersen with a copy of the foregoing statements. Attached as Exhibit 16 is a copy of Andersen's letter, dated
May 14, 2002, stating its agreement with such statements.

During the years ended December 31, 2000 and December 30, 2001 and through the date of this Form 8-K, the Company did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.


Item 7.  Financial Statements and Exhibits

(c)   Exhibits.

            Exhibit No.                     Description

                 16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 14, 2002











SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


May 14, 2002                            THE KRYSTAL COMPANY


                                        By: /s/ Larry D. Bentley
                                            --------------------
                                                Larry D. Bentley
                                                Chief Financial Officer




                                    Exhibit Index


     Exhibit No.                                   Description

         16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 14, 2002




                                   EXHIBIT 16



Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street NW
Washington, DC 20549


May 14, 2002


Dear Sir/Madam:

We have read the first four paragraphs of Item 4 included in the Form 8-K dated May 14, 2002 of The Krystal Company to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.


Very truly yours,


ARTHUR ANDERSEN LLP

Copy to:
Mr. Larry D. Bentley, Chief Financial Officer, The Krystal Company